                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 19, 2007
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   001-12522                 13-3714474
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

701 N. Green Valley Parkway, Suite 200, Henderson, NV            89074
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

      On  February  19,  2007,  New  York  Governor  Eliot  Spitzer  issued  his concurrence with regard to the April 2000 Secretarial  Determination which found that gaming in Sullivan County by Empire Resorts,  Inc.'s partner, the St. Regis
Mohawk  Tribe  (the  "Tribe")  would be in the  Tribe's  and its  members'  best interest  and  would  not be  detrimental  to the  surrounding  communities.  In addition to the  concurrence,  Governor  Spitzer also signed an amendment to the gaming  compact  between the Tribe and New York State pursuant to which New York
State would receive 20 percent of slot-machine  revenues for the first two years after the Tribe's Class III casino to be located at Monticello Raceway opens, 23 percent for the next two years and 25 percent thereafter. The U.S. Department of the Interior can now begin its final administrative review so that the Secretary of the  Interior  can  determine  whether to approve the request of the Tribe to take  29.31  acres into  trust for the  purpose  of  building a Class III gaming facility to be located at  Monticello  Raceway,  in  accordance  with the Indian
Gaming Regulatory Act of 1988

      On February 20, 2007, Empire Resorts,  Inc. issued a press release, a copy of which is attached hereto as EXHIBIT 99.1, with respect to the announcement by
New York Governor Eliot Spitzer.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No. Exhibits
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      99.1        Press Release of Empire Resorts, Inc. dated February 20, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: February 20, 2007                By: /s/ Ronald J. Radcliffe
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                                            Name: Ronald J. Radcliffe
                                            Title: Chief Financial Officer